MAINSTAY FUNDS TRUST

MainStay Cornerstone Growth Fund

(the “Fund”)

Supplement dated June 24, 2016 (“Supplement”)

to the Summary Prospectus and Prospectus dated February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At a meeting held on June 21-22, 2016, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) approved, among other related proposals: (i) modifications of the Fund’s principal investment strategies, investment process and principal risks; (ii) lowering the contractual management fee at certain levels and introducing a new management fee breakpoint; and (iii) the appointment of a new subadvisor to manage the Fund’s assets on an interim basis, and the related interim subadvisory agreement. These changes will be effective on or about July 29, 2016. The Board also approved the longer-term appointment of the new subadvisor and the adoption of a subadvisory agreement so that the new subadvisor may serve as subadvisor to the Fund on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. Shareholders will subsequently be asked to vote to approve the new subadvisory agreement to take effect upon the expiration of the interim subadvisory agreement. See the section titled “Shareholder Proxy” of this Supplement for more information on these matters and the Proposals (as defined below).

As a result, effective on or about July 29, 2016, the following changes will occur:

1.	Reduction in Management Fee paid to New York Life Investment Management LLC. The management fee will be lowered at certain levels and a new breakpoint will be introduced. Accordingly, the sections entitled “Fees and Expenses of the Fund” and “Example” will be revised as follows:

	Class A	Investor Class	Class B	Class C	Class I	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2,3]	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses[4]	0.30%	0.42%	0.42%	0.42%	0.30%	0.40%
Total Annual Fund Operating Expenses	1.23%	1.35%	2.10%	2.10%	0.98%	1.33%
1.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2.	Restated to reflect current management fees.

3.	The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

4.	Based on estimated amounts for the current fiscal year.

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Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 668	$ 680	$ 213	$ 713	$ 213	$ 313	$ 100	$ 135
3 Years	$ 919	$ 954	$ 658	$ 958	$ 658	$ 658	$ 312	$ 421
5 Years	$1,188	$1,249	$1,129	$1,329	$1,129	$1,129	$ 542	$ 729
10 Years	$1,957	$2,085	$2,240	$2,240	$2,431	$2,431	$1,201	$1,601

2.	Principal Investment Strategies. The principal investment strategies and investment process of the Fund will be revised as follows:

The Fund normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $717.6 million to $583.6 billion as of December 31, 2015).

Investment Process: Using an objective, disciplined and broadly-applied process, Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund's exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor regularly evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

3.	Principal Risks. The section of the Prospectus entitled “Principal Risks” will be revised as follows:

a.	The principal risks entitled “Market Changes Risk” and “Portfolio Management Risk” will be deleted in their entirety and replaced with the following:

Market Changes Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective if the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The quantitative model used by the Subadvisor, and the securities selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

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b.	The principal risks entitled “Foreign Securities Risk,” “Concentrated Portfolio Risk,” and “Technology Stock Risk” will be deleted in their entirety.

4.	Past Performance. The following will be added as the second sentence in the second paragraph of the section of the Prospectus entitled “Past Performance:”

Effective July 29, 2016, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies. Please visit mainstayinvestments.com for daily net asset value information.

5.	Management / Change in Portfolio Managers. The section of the Prospectus entitled “Management” will be deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Fund’s Manager. Cornerstone Capital Management Holdings LLC serves as the Fund’s Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	Since July 2016
	Migene Kim, Vice President	Since July 2016

6.	Change in Subadvisor. Effective on or about July 29, 2016, Cornerstone Capital Management LLC, the Fund’s current subadvisor, will be replaced with Cornerstone Capital Management Holdings LLC, which will be responsible for the day-to-day management of the Fund. References to Cornerstone Capital Management LLC will be replaced by Cornerstone Capital Management Holdings LLC, as appropriate. Cornerstone Capital Management Holdings LLC will serve as a subadvisor to the Fund on an interim basis pursuant to the terms of an interim subadvisory agreement. As described below, shareholders will be asked to approve a new subadvisory agreement with Cornerstone Capital Management Holdings LLC at an upcoming shareholder meeting.

In the section of the Prospectus entitled “Who Manages Your Money?”, “MainStay Cornerstone Growth Fund” is added to list of Funds subadvised by Cornerstone Capital Management Holdings LLC. The reference to Cornerstone Capital Management LLC is deleted in its entirety.

7.	Portfolio Manager Biographies. In the section of the Prospectus entitled “Portfolio Manager Biographies,” the biographies for Migene Kim, CFA and Andrew Ver Planck, CFA will be revised as follows, and references to Thomas G. Kamp will be deleted in their entirety:

Migene Kim, CFA	Ms. Kim is a Vice President for Cornerstone Holdings and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay Common Stock Fund since 2007, the MainStay U.S. Equity Opportunities Fund since 2014 and the MainStay Cornerstone Growth Fund since July 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA® charterholder.
Andrew Ver Planck, CFA	Mr. Ver Planck has managed the MainStay International Opportunities Fund since 2007, the MainStay Common Stock Fund, MainStay Emerging Markets Opportunities Fund and MainStay U.S. Equity Opportunities Fund since 2013, and the MainStay Cornerstone Growth Fund since July 2016. He is Senior Vice President of Cornerstone Capital Management Holdings, and Chief Investment Officer and Lead Portfolio Manager of the Global Systematic Equity Team. He has been with the firm or its predecessors since 2005. He leads the Global Systematic Equity research team and is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA® charterholder.

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Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. As further described in the proxy statement that will be provided to shareholders, New York Life Investment Management LLC will bear 100% of the direct transaction costs associated with the Fund transition. Additionally, New York Life Investment Management LLC will seek to limit the direct and indirect transaction costs associated with the Fund transition.

Shareholder Proxy

At the meeting held on June 21 – 22, 2016, the Board of the Trust approved submitting the following proposals (“Proposals”) to shareholders of the Fund at a special meeting to be held on or about October 3, 2016 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement (“Subadvisory Agreement”) between New York Life Investment Management LLC and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”); and
2.	To permit New York Life Investment Management LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors without obtaining shareholder approval.

Cornerstone Holdings is affiliated with New York Life Investment Management LLC and will serve as a subadvisor to the Fund on an interim basis pursuant to the terms of an interim subadvisory agreement dated July 29, 2016 (the “Interim Subadvisory Agreement”). The Interim Subadvisory Agreement will terminate by its terms on December 26, 2016. At the June 21-22, 2016 meeting, the Board also approved the longer-term appointment of Cornerstone Holdings as the subadvisor to the Fund and the adoption of a new Subadvisory Agreement. Shareholders are being asked to approve the new Subadvisory Agreement so that Cornerstone Holdings may continue to serve as the subadvisor to the Fund on an uninterrupted basis following the expiration of the Interim Subadvisory Agreement.

Approval of Proposal 2 would authorize the Fund, and New York Life Investment Management LLC as investment manager of the Fund, to rely on an expanded exemptive order issued by the Securities and Exchange Commission (or any similar future rule or exemptive order), which permits New York Life Investment Management LLC, under certain circumstances and with Board approval, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors without obtaining shareholder approval.

On or about July 27, 2016, shareholders of record of the Fund as of the close of business on July 7, 2016 will be sent a proxy statement containing further information regarding the Proposals. The proxy statement will also include information about the Special Meeting, at which shareholders of the Fund will be asked to consider and approve the Proposals. In addition, the proxy statement will include information about voting on the Proposals and options shareholders will have to either attend the Special Meeting in person or by proxy to authorize and instruct New York Life Investment Management LLC how to vote their respective shares.

New York Life Investment Management LLC has agreed to bear 100% of the direct expenses relating to the Special Meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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MAINSTAY FUNDS TRUST

MainStay Cornerstone Growth Fund

(the “Fund”)

Supplement dated June 24, 2016 (“Supplement”)

to the Statement of Additional Information (“SAI”) dated February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

At a meeting held on June 21-22, 2016, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) approved, among other related proposals: (i) modifications of the Fund’s principal investment strategies, investment process and principal risks; (ii) lowering the contractual management fee at certain levels and introducing a new management fee breakpoint; and (iii) the appointment  of a new subadvisor to manage the Fund’s assets on an interim basis, and the related interim subadvisory agreement. These changes will be effective on or about July 29, 2016. The Board also approved the longer-term appointment of the new subadvisor and the adoption of a subadvisory agreement so that the new subadvisor may serve as subadvisor to the Fund on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. These, and other changes, are described in the supplement dated June 24, 2016 to the Fund’s Prospectus. This Supplement describes additional changes to the SAI that will result from the Board-approved changes described above.

As a result, effective on or about July 29, 2016, the following changes will occur:

1.	References to Cornerstone Capital Management LLC as Subadvisor to the Fund will be replaced by Cornerstone Capital Management Holdings LLC, as appropriate.

2.	The table beginning on page 70 of the SAI will be revised to reflect the new subadvisory fee for the Fund as follows:

MainStay Cornerstone Growth Fund	0.350% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion

3.	The section entitled “Portfolio Managers” is amended as follows:

a.	the table beginning on page 94 is amended to delete Thomas G. Kamp, and to revise the information for Ms. Kim and Mr. Ver Planck as of April 30, 2016 as follows:

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Migene Kim*	MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay U.S. Equity Opportunities Fund	3 RICs $1,910,900,715	3 Accounts $77,938,163	20 Accounts $1,571,774,756	0	0	0
Andrew Ver Planck*	MainStay Balanced Fund, MainStay Common Stock Fund, MainStay Cornerstone Growth Fund, MainStay Emerging Markets Opportunities Fund, MainStay International Opportunities Fund, MainStay U.S. Equity Opportunities Fund	5 RICs $2,187,454,731	4 Accounts $98,009,029	26 Accounts $1,840,107,165	0	0	2 Accounts $77,060,032

* The information presented for Ms. Kim and Mr. Ver Planck is as of April 30, 2016.

b.	the table beginning on page 99 is amended to delete Thomas G. Kamp, and to revise the information for Ms. Kim and Mr. Ver Planck as of April 30, 2016 as follows:

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Migene Kim*	MainStay ICAP Equity Fund MainStay International Equity Fund MainStay International Opportunities Fund MainStay S&P 500 Index Fund MainStay U.S. Equity Opportunities Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000 $100,001 - $500,000 $10,001 - $50,000
Andrew Ver Planck*	MainStay Epoch U.S. Small Cap Fund MainStay ICAP Equity Fund MainStay International Opportunities Fund MainStay S&P 500 Index Fund MainStay U.S. Equity Opportunities Fund	$50,001 - $100,000 $100,001 - $500,000 $50,001 - $100,000 $100,001 - $500,000 $100,001 – $500,000

* The information presented for Ms. Kim and Mr. Ver Planck is as of April 30, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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